UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 29, 2004
                                                          --------------

                      WILSON GREATBATCH TECHNOLOGIES, INC.
                  --------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                     1-16137                  16-1531026
--------------------------------------------------------------------------------
 (State or other jurisdiction    (Commission File Number)      (IRS Employer
        of incorporation)                                    Identification No.)



            9645 Wehrle Drive, Clarence, New York                  14031
--------------------------------------------------------------------------------
           (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code: (716) 759-5600
                                                           --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



Item 7.   Financial Statements and Exhibits.

(c)      Exhibits.

Exhibit No.                Description
-----------                -----------

99.1 Notice to Directors and Executive Officers of Wilson Greatbatch Technologies, Inc. dated April 28, 2004.


Item 11. Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

         On April 27, 2004, Wilson Greatbatch Technologies, Inc. ("WGT") received from the trustee of the Wilson Greatbatch Technologies, Inc. Equity Plus Plan - 401(k) Retirement Plan (the "Plan") a notice required by section 101(i)(2)(E) of the Employment Retirement Income Security Act of 1974 (29 U.S.C. 1021(i)(2)(E)) regarding a blackout period that will temporarily prevent participants in the Plan from engaging in transactions in WGT common stock or associated derivative securities. Pursuant to Section 306(a) of the Sarbanes-Oxley Act of 2002 and Regulation BTR promulgated thereunder, WGT mailed a notice to its directors and executive officers informing them that a special blackout period for this event will begin at 4:00 p.m. Eastern Time, on June 4, 2004 and is expected to end the week of July 4, 2004. A copy of the notice mailed on April 28, 2004 is set forth in Exhibit 99.1 and is incorporated herein by reference.

         During the blackout period, Plan participants with open brokerage accounts will not be able to transfer funds or conduct purchases (beginning June 4 and ending June 22, 2004) and Plan participants with all other accounts will not be able to direct or diversify investments, obtain a loan, or obtain a distribution (beginning June 23 and ending the week of July 4, 2004). The reason for the blackout period is to complete the merger of the 401(k) plan and the stock bonus plan and to transfer recordkeeping services to Vanguard Participant Services, effective July 1, 2004.

         During the blackout period and for a period of two years after the end of the blackout period, a security holder or other interested person may obtain from WGT, without charge, the actual start and end dates of the blackout period by contacting Ernest Norman, at Wilson Greatbatch Technologies, Inc., 9645 Wehrle Drive, Clarence, New York 14031, telephone number: (716) 759-5689.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date:  April 28, 2004                        By: /S/  LAWRENCE P. REINHOLD
                                                 -------------------------
                                                 Lawrence P. Reinhold
                                                 Executive Vice President and
                                                 Chief Financial Officer



                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------

99.1 Notice to Directors and Executive Officers of Wilson Greatbatch Technologies, Inc. dated April 28, 2004.